
DULUTH
TRADING
CO

# Investor Presentation

1Q 2016

June 8, 2016

# Disclaimer

**Forward-Looking Statements**

This presentation dated June 8, 2016 includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts included in this presentation, including statements concerning Duluth Holdings Inc.'s (dba Duluth Trading Company) ("Duluth Trading" or the "Company") plans, objectives, goals, beliefs, business strategies, future events, business conditions, its results of operations, financial position and its business outlook, business trends and certain other information herein are forward-looking statements, including its ability to execute on its growth strategies and its long-term growth targets. You can identify forward-looking statements by the use of words such as "may," "might," "will," "should," "expect," "plan," "anticipate," "could," "believe," "estimate," "project," "target," "predict," "intend," "future," "budget," "goals," "potential," "continue," "design," "objective," "would" and other similar expressions. The forward-looking statements are not historical facts, and are based upon Duluth Trading's current expectations, beliefs, estimates, and projections, and various assumptions, many of which, by their nature, are inherently uncertain and beyond Duluth Trading's control. Duluth Trading's expectations, beliefs and projections are expressed in good faith, and Duluth Trading believes there is a reasonable basis for them. However, there can be no assurance that management's expectations, beliefs, estimates, and projections will be achieved and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. Forward-looking statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the forward-looking statements, including, among others, the risks, uncertainties, and factors set forth under "Risk Factors" in Duluth Trading's Annual Report on Form 10-K for the fiscal year ended January 31, 2016. Forward-looking statements speak only as of the date the statements are made. Duluth Trading assumes no obligation to update forward-looking statements to reflect actual results, subsequent events or circumstances or other changes affecting forward-looking information except to the extent required by applicable securities laws

**Non-GAAP Measurements**

Management believes that non-GAAP financial measures may be useful in certain instances to provide additional meaningful comparisons between current results and results in prior operating periods. Within this presentation, reference is made to adjusted earnings before interest, taxes, depreciation and amortization (EBITDA). See Appendix Table "Reconciliation of Adjusted EBITDA," for a reconciliation of net income to EBITDA and EBTIDA to Adjusted EBITDA. Adjusted EBITDA is a metric used by management and frequently used by the financial community, which provides insight into an organization's operating trends and facilitates comparisons between peer companies, since interest, taxes, depreciation and amortization can differ greatly between organizations as a result of differing capital structures and tax strategies. Adjusted EBITDA excludes certain items that are unusual in nature or not comparable from period to period. The Company provides this information to investors to assist in comparisons of past, present and future operating results and to assist in highlighting the results of on-going operations. While the Company's management believes that non-GAAP measurements are useful supplemental information, such adjusted results are not intended to replace the Company's GAAP financial results and should be read in conjunction with those GAAP results.

# Introduction to Duluth Trading



ONE TOUGH
SON OF A...

FIRE HOSE®
WORK PANTS

# The Modern, Self-Reliant American Lifestyle

*Men and women who are hands-on, value a job well done and are often outdoors for work and hobbies*





DULUTH TRADING CO

# Duluth Trading Evolution

**1989**

Invents The Bucket Boss under the company name "Portable Products"



**1990**

Creates the first trades panel with a group of construction workers, dock hands, cycle riders, hippies and hard-as-nails yahoos



**1991**

Establishes first headquarters – a refurbished dredge barge in Duluth, MN on Lake Superior



**1993**

Mails first catalog



**1996**

Launches website



**2000**

GEMPLER'S, an agricultural / horticultural supply catalog under the ownership of Steve Schlecht, purchases Duluth Trading

**2002**

Introduces cure for Plumber's Butt – the Longtail T® Shirt



**2003**

Introduces heroically tough yet soft Fire Hose® workwear



**2005**

Introduces Women's Line



**2008**

Introduces Buck Naked™ underwear



Introduces Ballroom® Jeans



**2010**

Opens first store in Mount Horeb, WI



**2011**

Giant Angry Beaver sighted in TV ads nationwide



**2012**

Opens first outlet in Belleville, WI



Opens Port Washington, WI store

Introduces DuluthFlex®



**2013**

Introduces Armachillo® Shirt with Made In The Jade™ Fabric



Opens Bloomington, MN store



**2014**

Introduces Dry on the Fly®



Opens Duluth, MN store

Opens Fridley, MN store



**2015**

Opens Ankeny, IA store



Opens Sioux Falls, SD store

Introduces Armachillo® underwear



Previous ownership (1989–1996)

Under current ownership (2000–2015)

DULUTH TRADING CO

# Business Model Overview

*Only available at Duluth Trading – complete distribution control of our brand*

**Suppliers** → **Distribution Centers** → Direct / Retail → **Customers**



China
Thailand Vietnam
Cambodia
Indonesia



- Owned Distribution Center
- 3 PL Distribution Centers

**Website**



**Call Center**



**Retail Stores**



DULUTH TRADING CO

# Track Record of Growth and Profitability

***Continuous year-over-year growth every quarter, without exception***



Rolling TTM Net Sales
($ in millions)
$450
$300
$150
$0
Q1 2010
Q1 2011
Q1 2012
Q1 2013
Q1 2014
Q1 2015
Q1 2016

- Continuous net sales growth and profitability:

**+29%**
**Net Sales CAGR**
from CY2009-FY2015

**+47%**
**Operating Income CAGR**
from CY2009-FY2015

DEFEAT
THE HEAT



WITH THE
ARMACHILLO®
SHIRT

# Investment Highlights

# Differentiated, Everyday Lifestyle Brand

***Tough enough for work yet comfortable enough for everyday casual wear***

- Create personal connections with our customers who lead the **Modern, Self-Reliant American Lifestyle**
- Workwear heritage is the foundation of our authentic and differentiated brand
- Marketing efforts make our brand synonymous with this lifestyle, validate our authenticity and establish us as a trusted casual wear and workwear provider





**Customer Profession[(1)]**



100%
75%
50%
25%
0%
Building Trades: 12%
Non-Building Trades: 88%

DULUTH TRADING CO

DULUTH TRADING CO

(1) Based on Internal Company Survey.

# Nationwide Customer Presence

## U.S. Population



- ✓ Nationwide customer base aligned geographically with U.S. population
- ✓ Unique ability to know where our customers are through our direct sales channel

## Duluth Trading Direct Customers (FY 2015 Net Sales)



**Top Three Markets**

**#1** California

**#2** Texas

**#3** New York

DULUTH TRADING CO

Source: Internal Company Research.

# Omnichannel Presence with Distribution Control

## Direct Segment
88% of Net Sales; 18% YoY Growth

### e-Commerce (80%)[1]



WHAT
AVERAGE
UNDERWEAR
FEELS LIKE
GET BUCK NAKED
GRIPPY LIKE A
BIG BAD BOAR
$39.50
THE LONG & SHORT OF IT

### Catalog (20%)[1]



DULUTH TRADING CO
BAD MOON RISING
Catch a Deal!

## Retail Segment
12% of Net Sales; 52% YoY Growth



**9** retail stores[2]

## Key Benefits

- ✓ Present our brand in a consistent manner
- ✓ Implement controlled pricing strategy
- ✓ Own the relationship with our customers
- ✓ Capture the full margin of our products
- ✓ Reduce logistics complexities and costs

(1) Based on point of transaction.
(2) As of June 7, 2016. Includes two outlet stores.

# Solution-Based Design

***“There are a whole lotta legs, torsos, feet and crotches out there counting on us”***

| | Buck Naked™ Underwear | Crouch Gusset® Pants | DuluthFlex® Fire Hose® Pants |
|---|---|---|---|
| **Problem** |  Soggy and restrictive underwear |  Restrictive pants in sensitive areas |  Pants that constrict movement |
| **Solution** |  NO PINCH, NO STINK<br>NO SWEAT<br>BUCK NAKED<br>UNDERWEAR Fast-drying, odor-fighting underwear – “no pinch, no stink, no sweat” |  CROUCH WITHOUT THE OUCH<br>BALLROOM JEANS Additional fabric lets our customers “crouch without the ouch” |  CROUCH CLIMB CONQUER<br>COMFORTABLY<br>FLEX FIRE HOSE WORK PANTS<br>GET A PAIR DuluthFlex® – Crouch, Climb, Conquer Comfortably |

# Humorous and Distinctive Marketing

***Gives our products an identity and enhances our brand***

- Makes shopping for our products fun with attention-grabbing advertisements that are humorous, irreverent and quirky
- National advertising campaigns feature characters such as our Giant Angry Beaver, Buck Naked™ Guy and Grab-Happy Grizzly
- Storytelling differentiates our products, creates emotional ties with our customers and adds authenticity to our brand and products
- Women's ads feature our women of "grit and substance"





## Tony the Diver

- Example of our authentic storytelling
- Tony wears our Fire Hose® work pants over his wetsuit for added protection while working on marine construction




DULUTH TRADING CO



# Outstanding and Engaging Customer Experience

***Treating our customers like next-door neighbors creates loyalty and drives repeat purchases***

- Seamless, consistent omnichannel brand experience that makes shopping fun and hassle-free
- Content-rich, user-friendly website designed to provide an enjoyable, informative and efficient shopping experience
- Stores create an inviting and engaging experience with knowledgeable sales associates and hospitality areas
- Demonstrated pride in the heritage of our stores' regions
- Committed to outstanding customer service backed by our unconditional "No Bull Guarantee" and friendly staff

**Trading Tales**

*"From the first pair of pants I ordered I knew this was a great company. I have only been extremely satisfied with your products. Recently ordered a huge amount of clothing for my company and the staff was nothing but exceptional. Thanks Duluth."*

UNWET
YOUR PANTS



WITH
DRY ON THE FLY®
PANTS & SHORT

# Growth Strategy

# Growth Strategies

**1**
Build Brand Awareness to Continue Customer Acquisition

**2**
Accelerate Retail Expansion

**3**
Grow Women's Business

**4**
Broaden Assortment in Select Men's Product Categories



CLIMB
CONQUER
FIRE HOSE
FLEX FIRE HOSE CARPENTER
THE TEES FOR THE Long Haul

DULUTH TRADING CO

# Build Brand Awareness to Continue Customer Acquisition



Overall Satisfaction(1)
91%
85%
82%
77%
74%
66%
60%
59%
58%
48%
DULUTH TRADING CO
carhartt
Columbia
L.L.Bean
Levi's
Cabela's
LANDS' END
Eddie Bauer
Lee
Dickies



Aided Brand Awareness
36% of respondents were aware of the Duluth Trading brand but have never purchased our product
67%
36%
31%
99%
9%
90%
98%
16%
82%
95%
32%
63%
94%
36%
58%
92%
29%
63%
89%
32%
57%
83%
19%
64%
82%
41%
41%
72%
24%
48%
DULUTH TRADING CO
Levi's
Lee
L.L.Bean
Eddie Bauer
Dickies
LANDS' END
Columbia
Cabela's
carhartt
Purchased
Aware but Never Purchased

Source: IRI Clothing / Apparel Survey and Duluth Internal Panel, July 2015.

(1) As demonstrated by a score of 6 or 7 in response to the question "How satisfied are you with the overall performance of the following brands?" on a scale from 1-7, where 1=Not at all satisfied and 7=Extremely satisfied.

# Accelerate Retail Expansion

***Significant white space opportunity to grow our U.S. retail presence***

**Retail Store Footprint**



~100
9
6
4
2013
2014
2015(1)
Store Potential in Identified Markets

- Existing stores profitable in both metropolitan and rural locations across multiple markets
- Identified markets with ~100 locations that have attractive customer and population density metrics
- High concentration of existing Duluth Trading customers and potential customers that fit our brand demographics
- Utilize current customer data from direct segment to help identify new geographies and store locations

## New Store Assumptions

- 7,000 to 12,000 selling square feet
- Average payback of less than two years
- $2.0 million to $2.6 million in capital expenditures and starting inventory to open a new store
- Anticipate opening five stores in 2016 and accelerating the rate of new store openings over the coming years

(1) Includes two outlet stores.

# Flexible Store Development Strategy

| Renovated | Build to Suit |
|---|---|


FOUNDRY


DULUTH TRADING
1 FRONT VIEW

# Expanding Retail Footprint

***Retail stores designed to bring our brand to life with engaging and entertaining elements***

## Distinctive Exteriors


DULUTH TRADING



## Inviting and Engaging In-Store Environments


CROUCH CLIMB CONQUER
DULUTH TRADING CO
CROUCH WITHOUT OUCH
FIRE HOSE
BEAVER


7808

## Current Stores (Opening Year)

- Mt. Horeb, WI (2010)
- Belleville, WI (Outlet) (2012)
- Port Washington, WI (2012)
- Bloomington, MN (2013)
- Duluth, MN (2014)
- Fridley, MN (2014)
- Ankeny, IA (2015)
- Oshkosh, WI (Outlet) (2015)
- Sioux Falls, SD (2015)

# Announced Store Openings


Full Line
Outlet

- La Crosse, WI (mid-June)
- Omaha, NE (July)
- 2 in Chicago Metro (Fall)
- King of Prussia, PA (4Q FY16)
- Independence, MO (FY17)

# Grow Women's Business

***Expand offering to appeal to a wider range of women and lifestyle needs***



- 50% CAGR from CY2012-FY2015 to 20% of Net Sales
- Women have lower awareness of our brand relative to men but report high levels of satisfaction once they have tried our products[(1)]
- Continue to grow through customer acquisition
- Continue to leverage all media channels and increase marketing spend as a percentage of total

(1) IRI Clothing / Apparel Survey, July 2015.

# Broaden Assortments in Select Men's Categories

***Broaden assortment in categories that exhibit high potential with our Modern, Self-Reliant American Lifestyle***


Hidden security pocket
Removable web belt
LIGHTWEIGHT YET TOUGH
CROUCH GUSSET
Lets you squat without compressing your cojones
QUICK-DRY
SUN PROTECTION
built-in UPF 40 tames fierce rays, keeps burns at bay
SWEAT-WICKING FABRIC
powerfully pulls body moisture away, keeping you drier and cooler

- Extend core products through color, fabric and size
- Increase penetration in spring and transitional product (rain, mid-weight jackets, etc.)
- Continue to introduce products that expand occasions for wear

DULUTH TRADING CO

HANDLE



THE SUITS

# Financial Review

# Historical Annual Financials

## Net Sales



($ in millions)
Direct
Retail
CAGR = 36.6%
$163.1
$10.2
$152.9
$231.9
$23.0
$208.9
$304.2
$37.8
$266.3
2013
2014
2015

## Gross Profit



($ in millions)
CAGR = 37.3%
$92.0
$131.0
$173.5
2013
2014
2015
Margin
56.4%
56.5%
57.0%

## Adjusted EBITDA(1)



($ in millions)
CAGR = 39.0%
$17.6
$26.7
$34.0
2013
2014
2015
Margin
10.8%
11.5%
11.2%

## Pro forma Net Income(2)



($ in millions)
CAGR = 36.4%
$9.3
$14.2
$17.3
2013
2014
2015
Margin
5.7%
6.1%
5.7%

(1) Adjusted to reflect the add-back of tax related payments from employee stock awards and stock compensation expense.
(2) Adjusted for a 40% tax rate for comparability purposes. Excludes net income attributable to noncontrolling interest.

# Three Months Ended May 1, 2016

## Net Sales


($ in millions)
Direct
Retail
20.8%
$56.8
$5.5
$51.4
$68.6
$8.3
$60.3
3 mos. 2015
(5/3/2015)
3 mos. 2016
(5/1/2016)

## Gross Profit


($ in millions)
21.5%
$32.7
$39.7
3 mos. 2015
(5/3/2015)
3 mos. 2016
(5/1/2016)
Margin
57.5%
57.8%

## Adjusted EBITDA(1)


($ in millions)
41.0%
$4.7
$6.6
3 mos. 2015
(5/3/2015)
3 mos. 2016
(5/1/2016)
Margin
8.2%
9.6%

## Net Income(2)


($ in millions)
100.7%
$1.6
$3.2
3 mos. 2015
(5/3/2015)
3 mos. 2016
(5/1/2016)
Margin
2.8%
4.7%

DULUTH TRADING CO

(1) Adjusted to reflect the add-back of tax related payments from employee stock awards and stock compensation expense.
(2) Q1'15 adjusted for a 40% tax rate for comparability purposes. Excludes net income attributable to noncontrolling interest.

# Strong Balance Sheet and Liquidity

| ($ in millions) | | As of 1-May-16 |
|---|---|---|
| Cash | $ | 30.3 |
| | | |
| Debt: | | |
| Term Loan | | 4.9 |
| Other Debt | | 0.1 |
| Total Debt | | 5.0 |
| | | |
| Total Shareholders' Equity | | 93.9 |
| **Total Capitalization** | **$** | **98.9** |

**Commentary**

- Strong free cash flow generation with ability to fund organic growth
- High conversion of EBITDA to cash flow
- Fiscal 2016 expected capital expenditures of $24 million to $25 million

# Long Term Annual Financial Targets[(1)]

| | |
|---|---|
| **Net Sales Growth:** | **20%** |
| **Adjusted EBITDA Growth:** | **25%** |
| **Net Income Growth:** | **25%** |

(1) There can be no assurance that management's projections will be achieved, and actual results may vary materially from what is indicated by the long-term annual financial targets.

# Investment Highlights

1. Large, Addressable Market Opportunity
2. Differentiated, Everyday Lifestyle Brand with Attractive, Loyal Customer Base
3. Omnichannel Presence with Complete Distribution Control
4. Demonstrated Track Record of Growth and Profitability
5. Proven Strategy for Long-Term Growth
6. Seasoned Management Team Driving an Impassioned Culture


DULUTH TRADING CO
BETTER by DESIGN
Our clothing helps you make it through the day
800-505-8888
www.duluthtrading.com

**AN OVERALL**
**IMPROVEMENT**



FOR
**DOWN-AND-DIRTY**
WORK

# Appendix

# Reconciliation to Adjusted EBITDA

| ($ in millions) | 2013 | 2014 | 2015 | 2015 Q1 | 2016 Q1 |
|---|---|---|---|---|---|
| **Net Income** | **$ 16.1** | **$ 24.1** | **$ 27.7** | **$ 2.8** | **$ 3.3** |
| (+) Depreciation & Amorization | 1.2 | 1.8 | 2.8 | 0.6 | 0.9 |
| (+) Interest Expense, net | 0.2 | 0.3 | 0.3 | - | 0.0 |
| (+) Income Tax Expense | | | 1.3 | - | 2.1 |
| **EBITDA** | **$ 17.5** | **$ 26.3** | **$ 32.2** | **$ 3.4** | **$ 6.3** |
| *Adjustments* | | | | | |
| (+) Non-Cash Stock Based Compensation Expense | 0.1 | 0.1 | 0.7 | 0.2 | 0.3 |
| (+) Payment for a Portion of the Grantees' Tax Liabilities Associated with a Grant of Restricted Stock Awards | - | 0.3 | 1.1 | 1.1 | - |
| Total Adjustments | 0.1 | 0.4 | 1.8 | 1.3 | 0.3 |
| **Adjusted EBITDA** | **$ 17.6** | **$ 26.7** | **$ 34.0** | **$ 4.7** | **$ 6.6** |

Note: 2013-2015 financials presented are Fiscal Year ended the Sunday nearest to January 31.

# Reconciliation to Pro Forma Net Income

| ($ in millions) | 2013 | 2014 | 2015 | 2015 Q1 |
|---|---|---|---|---|
| **Income Attributable to Controlling Interest Before Provision for Income Taxes** | **$ 15.5** | **$ 23.6** | **$ 28.8** | **$ 2.7** |
| (-) Provision for Income Taxes [(1)] | 6.2 | 9.5 | 11.5 | 1.1 |
| **Pro Forma Net Income** | **$ 9.3** | **$ 14.2** | **$ 17.3** | **$ 1.6** |

Note: 2013-2015 financials presented are Fiscal Year ended the Sunday nearest to January 31.